Exhibit 99 (s)

           GOLDMAN SACHS HEDGE FUND PARTNERS REGISTERED FUND, LLC
       GOLDMAN SACHS HEDGE FUND PARTNERS REGISTERED MASTER FUND, LLC

                             POWER OF ATTORNEY

      KNOW ALL  PERSONS  BY  THESE  PRESENTS,  that  Ashok  N.  Bakhru,  whose signature appears below, being a member of the Board of Managers or an officer of Goldman Sachs Hedge Fund Partners Registered Fund, LLC and Goldman Sachs Hedge Fund Partners Registered Master Fund, LLC, (each, an "Issuer"), does hereby constitute and appoint Kent A. Clark, John V. Lanza, Tobin V. Levy, John W. Perlowski, David S. Plutzer, Howard B. Surloff, and George H. Walker, and each of them singly, his/her true and lawful attorney-in-fact and agent, with full power of substitution or resubstitution, to do any and all acts and things and to execute any and all instruments, in his/her name, place and stead, which said attorney-in-fact and agent may deem necessary or advisable or which may be required (i) to enable each Issuer to comply with the Investment Company Act of 1940, as amended (the "Investment Company Act"), and any rules, regulations or requirements of the Securities and Exchange Commission in respect thereof, in connection with each Issuer's Registration Statement on Form N-2 pursuant to the Securities Act (if applicable) and the Investment Company Act, together with any and all pre- and post-effective amendments thereto, including specifically, but without limiting the generality of the foregoing, the power and authority to sign, in the name and on behalf of the undersigned as a member of the Board of Managers or an officer, as applicable, of each Issuer, each Issuer's Registration Statement and any and all such pre- and post-effective amendments filed with the Securities and
Exchange Commission under the Investment Company Act, and any other instruments or documents related thereto, or (ii) to effect any amendment to the limited liability company agreement of each Issuer, as such agreement may be amended or restated from time to time, and the undersigned does hereby ratify and confirm all that said attorney-in-fact and agent, or either of them or their substitute or substitutes, shall lawfully do or cause to be done by virtue hereof.

      IN WITNESS WHEREOF, the undersigned has hereunto set his/her hand as of the date set forth below.

                               By: /s/ Ashok N. Bakhru
                                  --------------------------

Dated as of March 24, 2005

            GOLDMAN SACHS HEDGE FUND PARTNERS REGISTERED FUND, LLC GOLDMAN SACHS HEDGE FUND PARTNERS REGISTERED MASTER FUND, LLC

                              POWER OF ATTORNEY

      KNOW ALL PERSONS BY THESE PRESENTS, that Kent A. Clark, whose signature appears below, being a member of the Board of Managers or an officer of Goldman Sachs Hedge Fund Partners Registered Fund, LLC and Goldman Sachs Hedge Fund Partners Registered Master Fund, LLC, (each, an "Issuer"), does hereby constitute and appoint Kent A. Clark, John V. Lanza, Tobin V. Levy, John W. Perlowski, David S. Plutzer, Howard B. Surloff, and George H. Walker, and each of them singly, his/her true and lawful attorney-in-fact and agent, with full power of substitution or resubstitution, to do any and all acts and things and to execute any and all instruments, in his/her name, place and stead, which said attorney-in-fact and agent may deem necessary or advisable or which may be required (i) to enable each Issuer to comply with the Investment Company Act of 1940, as amended (the "Investment Company Act"), and any rules, regulations or requirements of the Securities and Exchange Commission in respect thereof, in connection with each Issuer's Registration Statement on Form N-2 pursuant to the Securities Act (if applicable) and the Investment Company Act, together with any and all pre- and post-effective amendments thereto, including specifically, but without limiting the generality of the foregoing, the power and authority to sign, in the name and on behalf of the undersigned as a member of the Board of
Managers or an officer, as applicable, of each Issuer, each Issuer's Registration Statement and any and all such pre- and post-effective amendments filed with the Securities and Exchange Commission under the Investment Company Act, and any other instruments or documents related thereto, or (ii) to effect any amendment to the limited liability company agreement of each Issuer, as such agreement may be amended or restated from time to time, and the undersigned does hereby ratify and confirm all that said attorney-in-fact and agent, or either of them or their substitute or substitutes, shall lawfully do or cause to be done by virtue hereof.

      IN WITNESS WHEREOF, the undersigned has hereunto set his/her hand as of the date set forth below.

                               By: /s/ Kent A. Clark
                                  ---------------------------


Dated as of March 29, 2005

            GOLDMAN SACHS HEDGE FUND PARTNERS REGISTERED FUND, LLC GOLDMAN SACHS HEDGE FUND PARTNERS REGISTERED MASTER FUND, LLC

                              POWER OF ATTORNEY

      KNOW ALL PERSONS BY THESE PRESENTS, that John P. Coblentz, Jr., whose signature appears below, being a member of the Board of Managers or an officer of Goldman Sachs Hedge Fund Partners Registered Fund, LLC and Goldman Sachs Hedge Fund Partners Registered Master Fund, LLC, (each, an "Issuer"), does hereby constitute and appoint Kent A. Clark, John V. Lanza, Tobin V. Levy, John W. Perlowski, David S. Plutzer, Howard B. Surloff, and George H. Walker, and each of them singly, his/her true and lawful attorney-in-fact and agent, with full power of substitution or resubstitution, to do any and all acts and things and to execute any and all instruments, in his/her name, place and stead, which said attorney-in-fact and agent may deem necessary or advisable or which may be required (i) to enable each Issuer to comply with the Investment Company Act of 1940, as amended (the "Investment Company Act"), and any rules, regulations or requirements of the Securities and Exchange Commission in respect thereof, in connection with each Issuer's Registration Statement on Form N-2 pursuant to the Securities Act (if applicable) and the Investment Company Act, together with any and all pre- and post-effective amendments thereto, including specifically, but without limiting the generality of the foregoing, the power and authority to sign, in the name and on behalf of the undersigned as a member of the Board of Managers or an officer, as applicable, of each Issuer, each Issuer's Registration Statement and any and all such pre- and post-effective amendments filed with the Securities and
Exchange Commission under the Investment Company Act, and any other instruments or documents related thereto, or (ii) to effect any amendment to the limited liability company agreement of each Issuer, as such agreement may be amended or restated from time to time, and the undersigned does hereby ratify and confirm all that said attorney-in-fact and agent, or either of them or their substitute or substitutes, shall lawfully do or cause to be done by virtue hereof.

      IN WITNESS WHEREOF, the undersigned has hereunto set his/her hand as of the date set forth below.

                               By: /s/ John P. Coblentz, Jr.
                                  --------------------------------

Dated as of March 24, 2005

            GOLDMAN SACHS HEDGE FUND PARTNERS REGISTERED FUND, LLC GOLDMAN SACHS HEDGE FUND PARTNERS REGISTERED MASTER FUND, LLC

                              POWER OF ATTORNEY

      KNOW ALL PERSONS BY THESE PRESENTS, that Patrick T. Harker, whose signature appears below, being a member of the Board of Managers or an officer of Goldman Sachs Hedge Fund Partners Registered Fund, LLC and Goldman Sachs Hedge Fund Partners Registered Master Fund, LLC, (each, an "Issuer"), does hereby constitute and appoint Kent A. Clark, John V. Lanza, Tobin V. Levy, John W. Perlowski, David S. Plutzer, Howard B. Surloff, and George H. Walker, and each of them singly, his/her true and lawful attorney-in-fact and agent, with full power of substitution or resubstitution, to do any and all acts and things and to execute any and all instruments, in his/her name, place and stead, which said attorney-in-fact and agent may deem necessary or advisable or which may be required (i) to enable each Issuer to comply with the Investment Company Act of 1940, as amended (the "Investment Company Act"), and any rules, regulations or requirements of the Securities and Exchange Commission in respect thereof, in connection with each Issuer's Registration Statement on Form N-2 pursuant to the Securities Act (if applicable) and the Investment Company Act, together with any and all pre- and post-effective amendments thereto, including specifically, but without limiting the generality of the foregoing, the power and authority to sign, in the name and on behalf of the undersigned as a member of the Board of Managers or an officer, as applicable, of each Issuer, each Issuer's Registration Statement and any and all such pre- and post-effective amendments filed with the Securities and
Exchange Commission under the Investment Company Act, and any other instruments or documents related thereto, or (ii) to effect any amendment to the limited liability company agreement of each Issuer, as such agreement may be amended or restated from time to time, and the undersigned does hereby ratify and confirm all that said attorney-in-fact and agent, or either of them or their substitute or substitutes, shall lawfully do or cause to be done by virtue hereof.

      IN WITNESS WHEREOF, the undersigned has hereunto set his/her hand as of the date set forth below.

                               By: /s/Patrick T. Harker
                                  ----------------------------

Dated as of March 24, 2005

            GOLDMAN SACHS HEDGE FUND PARTNERS REGISTERED FUND, LLC GOLDMAN SACHS HEDGE FUND PARTNERS REGISTERED MASTER FUND, LLC

                              POWER OF ATTORNEY

      KNOW ALL PERSONS BY THESE PRESENTS, that Mary P. McPherson, whose signature appears below, being a member of the Board of Managers or an officer of Goldman Sachs Hedge Fund Partners Registered Fund, LLC and Goldman Sachs Hedge Fund Partners Registered Master Fund, LLC, (each, an "Issuer"), does hereby constitute and appoint Kent A. Clark, John V. Lanza, Tobin V. Levy, John W. Perlowski, David S. Plutzer, Howard B. Surloff, and George H. Walker, and each of them singly, his/her true and lawful attorney-in-fact and agent, with full power of substitution or resubstitution, to do any and all acts and things and to execute any and all instruments, in his/her name, place and stead, which said attorney-in-fact and agent may deem necessary or advisable or which may be required (i) to enable each Issuer to comply with the Investment Company Act of 1940, as amended (the "Investment Company Act"), and any rules, regulations or requirements of the Securities and Exchange Commission in respect thereof, in connection with each Issuer's Registration Statement on Form N-2 pursuant to the Securities Act (if applicable) and the Investment Company Act, together with any and all pre- and post-effective amendments thereto, including specifically, but without limiting the generality of the foregoing, the power and authority to sign, in the name and on behalf of the undersigned as a member of the Board of Managers or an officer, as applicable, of each Issuer, each Issuer's Registration Statement and any and all such pre- and post-effective amendments filed with the Securities and
Exchange Commission under the Investment Company Act, and any other instruments or documents related thereto, or (ii) to effect any amendment to the limited liability company agreement of each Issuer, as such agreement may be amended or restated from time to time, and the undersigned does hereby ratify and confirm all that said attorney-in-fact and agent, or either of them or their substitute or substitutes, shall lawfully do or cause to be done by virtue hereof.

      IN WITNESS WHEREOF, the undersigned has hereunto set his/her hand as of the date set forth below.

                               By: /s/ Mary P. McPherson
                                  -----------------------------

Dated as of March 24, 2005

            GOLDMAN SACHS HEDGE FUND PARTNERS REGISTERED FUND, LLC GOLDMAN SACHS HEDGE FUND PARTNERS REGISTERED MASTER FUND, LLC

                              POWER OF ATTORNEY

      KNOW ALL PERSONS BY THESE PRESENTS, that Alan A. Shuch, whose signature appears below, being a member of the Board of Managers or an officer of Goldman Sachs Hedge Fund Partners Registered Fund, LLC and Goldman Sachs Hedge Fund Partners Registered Master Fund, LLC, (each, an "Issuer"), does hereby constitute and appoint Kent A. Clark, John V. Lanza, Tobin V. Levy, John W. Perlowski, David S. Plutzer, Howard B. Surloff, and George H. Walker, and each of them singly, his/her true and lawful attorney-in-fact and agent, with full power of substitution or resubstitution, to do any and all acts and things and to execute any and all instruments, in his/her name, place and stead, which said attorney-in-fact and agent may deem necessary or advisable or which may be required (i) to enable each Issuer to comply with the Investment Company Act of 1940, as amended (the "Investment Company Act"), and any rules, regulations or requirements of the Securities and Exchange Commission in respect thereof, in connection with each Issuer's Registration Statement on Form N-2 pursuant to the Securities Act (if applicable) and the Investment Company Act, together with any and all pre- and post-effective amendments thereto, including specifically, but without limiting the generality of the foregoing, the power and authority to sign, in the name and on behalf of the undersigned as a member of the Board of
Managers or an officer, as applicable, of each Issuer, each Issuer's Registration Statement and any and all such pre- and post-effective amendments filed with the Securities and Exchange Commission under the Investment Company Act, and any other instruments or documents related thereto, or (ii) to effect any amendment to the limited liability company agreement of each Issuer, as such agreement may be amended or restated from time to time, and the undersigned does hereby ratify and confirm all that said attorney-in-fact and agent, or either of them or their substitute or substitutes, shall lawfully do or cause to be done by virtue hereof.

      IN WITNESS WHEREOF, the undersigned has hereunto set his/her hand as of the date set forth below.

                               By: /s/ Alan A. Shuch
                                  --------------------------

Dated as of March 24, 2005

            GOLDMAN SACHS HEDGE FUND PARTNERS REGISTERED FUND, LLC GOLDMAN SACHS HEDGE FUND PARTNERS REGISTERED MASTER FUND, LLC

                              POWER OF ATTORNEY

      KNOW ALL  PERSONS  BY THESE  PRESENTS,  that  Wilma  J.  Smelcer,  whose signature appears below, being a member of the Board of Managers or an officer of Goldman Sachs Hedge Fund Partners Registered Fund, LLC and Goldman Sachs Hedge Fund Partners Registered Master Fund, LLC, (each, an "Issuer"), does hereby constitute and appoint Kent A. Clark, John V. Lanza, Tobin V. Levy, John W. Perlowski, David S. Plutzer, Howard B. Surloff, and George H. Walker, and each of them singly, his/her true and lawful attorney-in-fact and agent, with full power of substitution or resubstitution, to do any and all acts and things and to execute any and all instruments, in his/her name, place and stead, which said attorney-in-fact and agent may deem necessary or advisable or which may be required (i) to enable each Issuer to comply with the Investment Company Act of 1940, as amended (the "Investment Company Act"), and any rules, regulations or requirements of the Securities and Exchange Commission in respect thereof, in connection with each Issuer's Registration Statement on Form N-2 pursuant to the Securities Act (if applicable) and the Investment Company Act, together with any and all pre- and post-effective amendments thereto, including specifically, but without limiting the generality of the foregoing, the power and authority to sign, in the name and on behalf of the undersigned as a member of the Board of Managers or an officer, as applicable, of each Issuer, each Issuer's Registration Statement and any and all such pre- and post-effective amendments filed with the Securities and
Exchange Commission under the Investment Company Act, and any other instruments or documents related thereto, or (ii) to effect any amendment to the limited liability company agreement of each Issuer, as such agreement may be amended or restated from time to time, and the undersigned does hereby ratify and confirm all that said attorney-in-fact and agent, or either of them or their substitute or substitutes, shall lawfully do or cause to be done by virtue hereof.

      IN WITNESS WHEREOF, the undersigned has hereunto set his/her hand as of the date set forth below.

                               By: /s/ Wilma J. Smelcer
                                  --------------------------

Dated as of March 24, 2005

            GOLDMAN SACHS HEDGE FUND PARTNERS REGISTERED FUND, LLC GOLDMAN SACHS HEDGE FUND PARTNERS REGISTERED MASTER FUND, LLC

                              POWER OF ATTORNEY

      KNOW ALL  PERSONS BY THESE  PRESENTS,  that  Richard P.  Strubel,  whose signature appears below, being a member of the Board of Managers or an officer of Goldman Sachs Hedge Fund Partners Registered Fund, LLC and Goldman Sachs Hedge Fund Partners Registered Master Fund, LLC, (each, an "Issuer"), does hereby constitute and appoint Kent A. Clark, John V. Lanza, Tobin V. Levy, John W. Perlowski, David S. Plutzer, Howard B. Surloff, and George H. Walker, and each of them singly, his/her true and lawful attorney-in-fact and agent, with full power of substitution or resubstitution, to do any and all acts and things and to execute any and all instruments, in his/her name, place and stead, which said attorney-in-fact and agent may deem necessary or advisable or which may be required (i) to enable each Issuer to comply with the Investment Company Act of 1940, as amended (the "Investment Company Act"), and any rules, regulations or requirements of the Securities and Exchange Commission in respect thereof, in connection with each Issuer's Registration Statement on Form N-2 pursuant to the Securities Act (if applicable) and the Investment Company Act, together with any and all pre- and post-effective amendments thereto, including specifically, but without limiting the generality of the foregoing, the power and authority to sign, in the name and on behalf of the undersigned as a member of the Board of Managers or an officer, as applicable, of each Issuer, each Issuer's Registration Statement and any and all such pre- and post-effective amendments filed with the Securities and
Exchange Commission under the Investment Company Act, and any other instruments or documents related thereto, or (ii) to effect any amendment to the limited liability company agreement of each Issuer, as such agreement may be amended or restated from time to time, and the undersigned does hereby ratify and confirm all that said attorney-in-fact and agent, or either of them or their substitute or substitutes, shall lawfully do or cause to be done by virtue hereof.

      IN WITNESS WHEREOF, the undersigned has hereunto set his/her hand as of the date set forth below.

                               By: /s/ Richard P. Strubel
                                  -----------------------------

Dated as of March 24, 2005